UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 21, 2018

JIN WAN HONG INTERNATIONAL HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Nevada	333-197724	30-0809134
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1101, Block E, Guang Hua Yuan, 2031 Bin He Nan Road

FuTian District, Shenzhen City, China

(Address of principal executive offices)(Zip Code)

+ 86 189-4831-9148

(Registrant’s telephone number)

________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 21, 2018 Jin Wan Hong International Holdings Limited (the “Company”) named He Zaibin as Honorary Tea Ambassador – Tea Culture to advise the Company as it seeks to enter the tea business. He has published several tea ceremony research works such as “Tea Ceremony”, “Tea Ceremony Life”, “Whispering: the Beauty of Intuition”, “Whispering: the Beauty of Ordinariness”, Mr. Zaibin founded the Taiwan Tea Ceremony Research Expert Association (the “Association”) in 2004 and presently serves as its Chairman. The Association studies the tea industry and promotes the development of Chinese traditional tea culture

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Jin Wan Hong International Holding Limited

Date: December 21, 2018	By:	/s/ Teng Fei Ma
Teng Fei Ma
CEO, CFO

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